                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                          July 2, 2002 (June 21, 2002)


                           JUPITER MEDIA METRIX, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

            000-25943                                 11-3374729
     (COMMISSION FILE NUMBER)              (I.R.S. EMPLOYER IDENTIFICATION NO.)

     21 ASTOR PLACE, 6TH FLOOR,                           10003
         NEW YORK, NEW YORK                             (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 780-6060
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.

On June 21, 2002, Jupiter Media Metrix, Inc. (the "Company") announced that it entered into an asset purchase agreement (the "Agreement"), pursuant which it agreed to sell to INT Media Group, Inc. its research and events businesses, including its customer contracts and intellectual property, as well as the assignment of certain related liabilities (the "Asset Sale"). Consummation of the Asset Sale is subject to various closing conditions, including obtaining approval by the Company's stockholders.

On June 26, 2002, the Company announced, among other things, that a proposed plan of dissolution and liquidation of the Company (the "Plan") was approved by the Company's board of directors on June 25, 2002. The Plan is subject to approval by the Company's stockholders.

A copy of the Company's press release announcing the Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the Agreement is attached hereto as Exhibit 99.2 and incorporated herein by reference.

A copy of the Company's press release announcing the Plan is attached hereto as
Exhibit 99.3 and incorporated herein by reference. A copy of the Plan is attached hereto as Exhibit 99.4 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  99.1 Press Release issued on June 21, 2002 announcing the Agreement.

                  99.2 Asset Purchase Agreement, dated as of June 20, 2002, among the Company, Jupiter Communications, Inc. and INT Media Group, Inc. (incorporated by reference from Appendix A to the Company's Proxy Statement on Schedule 14A, initially filed with the SEC on June 26, 2002).

                  99.3  Press Release issued on June 26, 2002 announcing the
                        Plan.

                  99.4 Plan of Dissolution and Liquidation (incorporated by reference from Appendix B to the Company's Proxy Statement on Schedule 14A, initially filed with the SEC on June 26, 2002).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              JUPITER MEDIA METRIX, INC.
                                              --------------------------
                                              (Registrant)


                                              By:    /s/ Robert Becker
                                                    ------------------------
                                              Name:  Robert Becker
                                              Title: Chief Executive Officer

Dated: July 2, 2002


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                                INDEX TO EXHIBITS



Exhibit Number    Exhibit Title
--------------    -------------
         99.1     Press Release issued on June 21, 2002 announcing the
                  Agreement.

         99.2     Asset Purchase Agreement, dated as of June 20, 2002, among the
                  Company, Jupiter Communications, Inc. and INT Media Group,
                  Inc. (incorporated by reference from Appendix A to the Company's Proxy Statement on Schedule 14A, initially filed with the SEC on June 26, 2002).

         99.3     Press Release issued on June 26, 2002 announcing the Plan.

         99.4 Plan of Dissolution and Liquidation (incorporated by reference from Appendix B to the Company's Proxy Statement on Schedule
                  14A, initially filed with the SEC on June 26, 2002).